SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

HORIZON HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HORIZON HOLDING CORPORATION

1800 2nd Street, Suite 735

Sarasota, Florida 34236

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Horizon Holding Corporation. The annual meeting will be held at the our offices at 1800 2nd Street, Suite 735, Sarasota, Florida 34236 on the 28th day of April 2006, at 10:00 A.M., and thereafter as it may from time to time be adjourned.

Details of the business to be conducted at the annual meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

YOUR VOTE IS IMPORTANT. Whether or not you attend the annual meeting, please complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. If you decide to attend the annual meeting and vote in person, you may do so.

I would like to express my appreciation for your continued interest in the affairs of the Company.

We look forward to seeing you at the annual meeting.

By order of the Board of Directors

/s/ Stewart York
Chief Executive Officer

            , 2006

Please Return Your Signed Proxy

PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

HORIZION HOLDING CORPORATION

NOTICE OF

2005 ANNUAL MEETING OF STOCKHOLDERS

AND

PROXY STATEMENT

DATE:	April 28, 2006
TIME:	10:00am
PLACE:	Horizon Holding Corporation, 1800 2nd Street, Suite 735, Sarasota, Florida 34236

Dear Stockholders:

At our annual meeting, we will ask you to:

1.	Elect four (4) directors to the Board of Directors;

2.	Ratify the selection of Tedder, James, Worden & Associates, P.A. as independent auditors for 2006;

3.	Amend the Articles of Incorporation to change the name of the company to Inverted Paradigms Corporation;

4.	Approve the 2006 Restricted Stock Plan

5.	Transact any other business that may properly be presented at the annual meeting.

Record Date

If you were a stockholder of record at the close of business on March 29, 2006, you are entitled to notice of and to vote at the annual meeting. A list of stockholders entitled to vote at the meeting will be available during business hours for ten days prior to the annual meeting at our offices, 1800 2nd Street, Suite 735, Sarasota, Fl 34236, for examination by any stockholder for any purpose germane to the annual meeting.

Proof of Ownership

Attendance at the annual meeting will be limited to stockholders of record or their authorized representative by proxy. If your shares are held through an intermediary, such as a bank or broker, you must present proof of your ownership of Horizon Holding Corporation shares at the annual meeting. Proof of ownership could include a proxy from the intermediary or a copy of your account statement, which confirms your beneficial ownership of Horizon Holding Corporation. Stockholders also must present a form of personal identification that includes a photograph in order to be admitted to the annual meeting.

By order of the Board of Directors

/s/ Stewart York
Chief Executive Officer

                , 2006

PROXY STATEMENT

HORIZON HOLDING CORPORATION

1800 2nd Street, Suite 735

Sarasota, Florida 34326

PROXY STATEMENT FOR HORIZION HOLDING CORPORATION

2005 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did You Send Me This Proxy Statement?

The Board of Directors of Horizon Holding Corporation sent you this proxy statement and the enclosed proxy card because the board is soliciting your proxy to vote at the 2006 annual meeting of stockholders. This Proxy Statement summarizes the information you need to know to vote intelligently at the annual meeting. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about April             , 2006 to all stockholders entitled to vote. Stockholders who owned the Company’s common stock at the close of business on March 29, 2006 are entitled to vote. On this record date, there were 24,319,750 shares of the Company’s common stock outstanding. Common stock is our only class of voting stock.

In this Proxy Statement, unless the context otherwise requires, “Horizon,” “we,” “our,” “us,” the “Company” and similar expressions, refer to Horizon Holding Corporation, a Delaware corporation.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote. The proxy card enclosed herewith indicates the number of the Horizon shares that you own.

How Do I Vote By Proxy?

Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the postage-paid envelope provided. Returning the proxy card will not affect your right to attend the annual meeting and vote.

If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors, as follows:

1.	“FOR” the election of the four (4) nominees for director; and

2.	“FOR” the ratification of Tedder, James, Worden & Associates as independent auditors for 2006

3.	“FOR” the amending the Articles of Incorporation to change the name of the Company; and

4.	“FOR” the ratification of the 2006 Restricted Stock Plan

If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this Proxy Statement went to press, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this Proxy Statement.

May I Revoke My Proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

1.	You may send in another proxy with a later date;

2.	You may notify Horizon Holding Corporation in writing before the annual meeting that you have revoked your proxy; or

3.	You may vote in person at the annual meeting.

How Do I Vote In Person?

If you plan to attend the annual meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on March 29, 2006, the record date for voting.

What Vote Is Required To Approve Each Proposal?

Proposal 1: Elect Four (4) Directors

The four (4) nominees for director who receive the most votes (a “plurality” as required by Delaware law) will be elected. So, if you do not vote for a particular nominee, or you indicate, “withhold authority to vote” for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. A “broker non-vote” (i.e., when a broker does not have authority to vote on a specific issue) will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a director.

Proposal 2: Ratify Selection of Auditors

The affirmative vote of a majority of the shares present in person or by proxy at the annual meeting is required to ratify the selection of independent auditors. Shares represented by proxy, which are marked “abstain,” will have the effect of a vote against Proposal 2. A broker non-vote will also have the effect of a vote against Proposal 2.

Proposal 3: Approval of Name Change

The affirmative vote of a majority of the shares present in person or by proxy at the annual meeting is required to approve the change of the Company’s name to Inverted Paradigms Corporation. Shares represented by proxy, which are marked “abstain”, will have the effect of a vote against Proposal 3. A broker non-vote will also have the effect of a vote against Proposal 3.

Proposal 4: Approval of 2006 Restricted Stock Plan

The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting is required to approve the 2006 Restricted Stock Plan. Shares represented by proxy, which are marked “abstain,” will have the effect of a vote against Proposal 3. A broker non-vote will also have the effect of a vote against Proposal 3.

Quorum

A majority of the outstanding shares of common stock entitled to vote present in person or by proxy will constitute a quorum. Your broker is not entitled to vote on the proposals unless it receives instructions from you. Even if your broker does not vote your shares on the proposals, such broker non-votes will count as shares present for purposes of determining the presence or absence of a quorum for the transaction of business. Similarly, abstentions are also counted for determining if a quorum is present.

Is Voting Confidential?

As a matter of policy, we hold proxies, ballots and voting tabulations that identify individual stockholders confidential. That information is available for examination only by the inspectors of election who are employees appointed to tabulate the votes. The identity of the vote of any stockholder is not disclosed except as may be necessary to meet legal requirements.

What are the Costs of Soliciting the Proxies?

We pay the cost of preparing, assembling and mailing this proxy-soliciting material. In addition to the use of the mail, proxies may be solicited personally, by telephone or telegraph or by Horizon officers and employees without additional compensation. We pay all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

How Can I Obtain an Annual Report on Form 10-KSB?

THE 2005 ANNUAL REPORT WAS FILED WITH THE SECURITIES AND EXCHANGE

COMMISSION ON MARCH     , 2006. IF YOU WOULD LIKE A COPY, WITHOUT CHARGE,

PLEASE WRITE TO:

HORIZION HOLDING CORPORATION

1800 2ND STREET, SUITE 735

SARASOTA, FL 34236

INFORMATION ABOUT HORIZON HOLDING CORPORATION

Horizon Holding Corporation (“we,” “Horizon” or the “Company”) is a diversified holding company, which through our subsidiaries:

•	design, develop, manufacture and distribute Silent Sword™ software; an anti-virus solution for personal consumers and business organizations

•	an online community for golfers that provides an e-commerce marketplace for the sale of golf-related equipment and apparel, golf-related news and information and e-commerce solutions for other golf-related businesses.

Horizon Holding Corporation, which is organized under the laws of Delaware, was created as a result of the 2003 acquisition of LiquidGolf Corporation, a Delaware corporation, by Nomadic Collaboration International, Inc., a public company organized under the laws of Nevada. In August 2004, LiquidGolf Holding Corporation changed its name to Horizon Holding Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS

The following table presents information known to us, as of March 15, 2006, relating to the beneficial ownership of common stock by:

•	each person who is known by us to be the beneficial holder of more than 5% of our outstanding common stock;

•	each of our named executive officers and directors; and

•	our directors and executive officers as a group.

We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them, except as noted.

Percentage ownership in the following table is based on 24,319,750 shares of common stock outstanding as of March 22, 2006. A person is deemed to be the beneficial owner of securities that can be acquired by that person within 60 days from the date of this Annual Report upon the exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by dividing the number of shares beneficially owned by that person by the base number of outstanding shares, increased to reflect the shares underlying options, warrants or other convertible securities included in that person’s holdings, but not those underlying shares held by any other person.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percentage of Shares Beneficially Owned
Charles Wenicke	3,666,907		15.08%
Dwain Brannon(2)	1,500,332	(3)	6.17
Brunswick Growth Ventures, LLC	1,387,673		5.71
San Rafael Consulting Group, LLC(5)	1,387,673		5.71
Dwight Day(1)	658,143		2.71
Skip McElvery(6)	345,707	(4)	1.42
Stewart York	309,171		1.27
William Parsons(1)	226,333		0.93
Larry Abraham(7)	219,500		0.90
All directors and officers (7 persons)	2,875,000		28.49%

(1)	Unless otherwise noted, the address of each person listed is c/o Horizon Holding Corporation, 1800 2nd Street, Suite 735, Sarasota, Fl, 34236.

(2)	Dwain Brannon’s address is 4044 W. Lake Mary Blvd., #104-347, Lake Mary, Florida 32746.

(3)	Includes 1,000,000 shares of restricted common stock in the Company granted under the Company’s 2003 Restricted Stock Plan pursuant to an employment agreement between Mr. Brannon and the Company entered into on May 30, 2003.

(4)	Includes 127,707 shares of common stock owned by Mr. McElvery’s spouse.

(5)	San Rafael Consulting Group’s address is 8560 Heron Lagoon Circle, Sarasota, Fl 34242.

(6)	Skip McElvery’s address is 3171 Saint Ives Country Club, Diluth, Georgia 30097.

(7)	Larry Abraham’s address is 4012 52nd Avenue NW, Mineral, Washington 98355.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors

The Board of Directors oversees the business and affairs of the Company and monitors the performance of management. In accordance with corporate governance principles, the Board of Directors does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman of the Board, other key executives and our principal external advisors (legal counsel, outside auditors and other consultants), by reading reports and other materials that we send to them and by participating in board and committee meetings.

The Board of Directors met 5 times during fiscal year 2005. Attendance at the board and committee meetings was at least 75% for each director.

On August 13, 2003, Dwight Day was elected to the board of directors. On August 12, 2004 William Parsons was elected to the board of directors. On February 1, 2006, Stewart York was elected to the board of directors. Biographies for each of Messrs. York, Day and Parsons are set forth under “Proposal 1: Elect Four (4) Directors.”

Director Attendance at Annual Meeting of Stockholders

The Company encourages all incumbent directors, as well as all nominees for election as directors, to attend the annual meeting of stockholders. None of the Company’s then incumbent directors attended the Company’s annual meeting in September 2005.

The Committees of the Board

We have established an Audit Committee, Executive Compensation Committee and a Restricted Stock Plan Distribution Committee.

The Audit Committee

The Audit Committee approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to our financial reporting. In addition, the Audit Committee reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers and reports to the Board of Directors with respect to other auditing and accounting matters, fees to be paid to our independent auditors and the performance of our independent auditors. The Audit Committee consists of Messrs. Day and Parsons. The Board of Directors has not adopted a written charter of the Audit Committee. Messrs. Day and Parsons are non-employee directors, and are considered “independent” as that term is defined by Rule 4200(a)(15) of the NASD’s listing standards. The Audit Committee met two times in 2004 The Board of Directors has determined that it does not have a “financial expert,” as defined in Item 401 of Regulation S-B. We believe that the cost related to retaining a financial expert at this time is prohibitive.

The Executive Compensation Committee

The Executive Compensation Committee reviews and recommends to the Board of Directors the salaries, and benefits of all employees, consultants, directors and other individuals compensated by us. The Executive Compensation Committee currently consists of Messrs. Day and Parsons, both of whom are independent, non-employee directors. None of our executive officers or directors presently serve, or has served, on the Executive Compensation Committee of another company whose executive officers or directors served on our Board of Directors. Members of our Board of Directors own our common stock, as further described in, the “Security Ownership of Certain Beneficial Owners and Management” section of this Proxy Statement. The Executive Compensation Committee met one time in 2005.

The Restricted Stock Plan Distribution Committee

The Restricted Stock Plan Distribution Committee selects eligible persons to receive restricted stock awards under the Company’s 2003 Restricted Stock Plan, determines the number of restricted stock awards to be granted, the number of shares of common stock to which such restricted stock awards will relate, specifies times at which restricted stock awards will be vested, sets other terms and conditions of restricted stock awards, prescribes forms of restricted stock award agreements, interprets and specifies rules and regulations relating to the 2003 Restricted Stock Plan, and makes all other determinations that may be necessary or advisable for the administration of the 2003 Restricted Stock Plan. Members of our Restricted Stock Plan Distribution Committee include Messrs. York, Day and Parsons. The Restricted Stock Plan Distribution Committee met one time in 2005.

The Nominating Committee

We do not currently have a standing nominating committee. Although we are not required to appoint and maintain a standing nominating committee, our full board of directors has evaluated the nomination process and abides by certain principals in the nomination of director candidates. In particular, when evaluating potential director nominees, the board considers the following factors:

•	The appropriate size of the Company’s Board of Directors;

•	The needs of the Company with respect to the particular talents and experience of its directors;

•	The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the board;

•	Experience in political affairs;

•	Experience with accounting rules and practices; and

•	The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new board members.

The Company’s goal is to assemble a board of directors that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the board of directors may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The board does believe it appropriate for members of the board to meet the criteria for an “audit committee financial expert” as defined by rules of the Securities and Exchange Commission; however, the Company has thus far been unable to find an appropriate candidate with such qualifications. The Company also believes it appropriate for certain key members of the Company’s management to participate as members of the board from time to time.

The Board of Directors identifies nominees by first evaluating the current members of the board willing to continue in service. Current members of the board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the board does not wish to continue in service or if the board decides not to re-nominate a member for re-election, the board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the board of directors are polled for suggestions as to individuals meeting the criteria described above. The board may also engage in research to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.

Code of Ethics

The Company has adopted the Horizon Holdings Corporation Code of Ethics (the “Code of Ethics”) which applies to our Chief Executive Officer, Chief Financial Officer and other finance organization employees. The Code of Ethics is publicly available on our website at www.liquidgolf.com. If we make any substantive amendments to the Code of Ethics or grant to our Chief Executive Officer or Chief Financial Officer any waiver, including any implicit waiver, from a provision of the Code of Ethics, we will disclose the nature of such amendment or waiver on that website or in a report on Form 8-K.

Stockholder Communications with the Board of Directors

Historically, the Company has not adopted a formal process for stockholder communications with the board. Nevertheless, every effort has been made to ensure that the board or individual directors, as applicable, hear the views of stockholders and that appropriate responses are provided to stockholders in a timely manner. Any matter intended for the board, or for any individual member or members of the board, should be directed to the Company’s Chief Executive Officer, Stewart York, with a request to forward the same to the intended recipient. All such communications will be forwarded unopened.

Director Compensation

Non-employee directors are paid a monthly retainer of $1,000 for serving on the Board of Directors, $500 each meeting attended, and $250 per meeting if a member is unable to attend in person but attends telephonically. Each Board member also receives 1,500 shares of our common stock per quarter of service. We also reimburse directors for reasonable travel expenses incurred in connection with traveling to meetings, including first class air travel and accommodations. Currently payment of the directors compensation plan has been suspended until the Company has the funds to begin these payments again.

The Executive Officers

Currently, our executive officers consist of: Mr. Stewart York as Chief Executive Officer, Mr. Chuck Wernicke as Chief Technology Officer and Mr. Steven Weldon as Chief Financial Officer. Messrs. York and Wernicke’s biographies are included in “Proposal 1: Elect Four (4) Directors,” below. Mr. Weldon’s biography is set forth below:

Steven Weldon, a Certified Public Accountant in the State of Florida, has served as our Chief Financial Officer since September 2005. Prior to joining Horizon Holding Corporation, Mr. Weldon was the Tax Manager for Westgate Resorts, Ltd., a timeshare developer, since July 2000. Mr. Weldon was an adjunct professor at Florida Southern College from January 2002 to October 2005. Since May 2005, Mr. Weldon has served as the president, sole stockholder and director of Steven W. Weldon, PA, a public accounting firm providing tax and accounting services. Mr. Weldon received his Bachelor of Science degree and his Masters in Business Administration from Florida Southern College.

Section 16(a) Beneficial Ownership Reporting Compliance.

Based solely upon a review of Forms 3, 4 and 5, and amendments to these forms furnished to us, each of the following parties, who are subject to the reporting requirements of Section 16(a) of the Exchange Act, were delinquent in filing all such required reports with respect to fiscal year 2005:

Skip McElvery – Mr. McElvery failed to file a Form 4 regarding shares received as compensation for his service on the Board of Directors.

Larry Abraham – Mr. Abraham failed to file a Form 4 regarding shares received as compensation for his service on the Board of Directors.

Dwight Day – Mr. Day failed to file a Form 4 regarding shares received as compensation for his service on the Board of Directors.

William Parsons – Mr. Parsons failed to file a Form 4 regarding shares received as compensation for his service on the Board of Directors.

The Company has taken steps to educate its officers, directors and ten percent owners regarding their personal reporting obligations and has provided them with additional information to prevent further delinquent filings.

EXECUTIVE COMPENSATION

We did not have any other executive officers or other employees serving at the end of fiscal year 2005 whose total annual salary and bonus exceeded $100,000. The following table sets forth certain information regarding the compensation our Chief Executive Officer for 2005, 2004 and 2003.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
Name and Position	Year	Salary ($)	Other Annual Compensation ($)	Restricted Stock Awards	All Other Compensation
Dwain Brannon, CEO	2005	$14,533	—	—	—
	2004	99,092	—	—	—
	2003	90,000	—	1,000,000	—

(1)	Represents shares received pursuant to the Company’s 2003 Restricted Stock Plan.

BENEFIT PLANS

2003 Restricted Stock Plan

On June 30, 2003, our Board of Directors adopted the Horizon Holding Corporation 2003 Restricted Stock Plan (the “2003 Plan”) and recommended that it be submitted to our stockholders for their approval at the 2003 Annual Meeting. The terms of the 2003 Plan provide for grants of restricted stock awards. The purpose of the 2003 Plan is to provide a means through which the Company and its subsidiaries may attract key personnel to enter into and remain in the employ of the Company and its subsidiaries, as well as to provide a means whereby those key persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of the Company and promoting the mutuality of interests between those key individuals and the Company’s stockholders. The effective date of the 2003 Plan was the date of the 2003 Annual Stockholders Meeting (August 13, 2003).

Under the plan, the total number of shares of common stock that may be subject to the granting of awards under the plan during the term of the plan shall be equal to 1,500,000 shares, plus the number of shares with respect to which awards previously granted thereunder that are forfeited or cancelled or terminated. As of December 31, 2004, we have granted 1,000,000 shares of restricted stock under the Plan to Dwain Brannon, 202,000 shares of restricted stock under the plan to Allan Woodlief, and 102,000 shares of restricted stock under the plan to Dan McIlroy, our warehouse manager. The 35,000 shares of restricted stock issued under the plan to Bradford Doyle, our former operations manager was forfeited when Mr. Doyle employment ended. The 35,000 shares were combined with an additional 15,000 shares under the plan and the 50,000 share of restricted stock under the plan were issued to Darren DeCarlo operations manager.

EMPLOYMENT AGREEMENTS

On February 23, 2006 we entered into an Employment Agreement with Chuck Wernicke to become the Chief Technology Officer. Mr. Wernicke will earn an annual salary of $96,000. He will also participate in the executive benefit package offered to other executives in the Company during the term of his employment. The length of this agreement is for one year.

PROPOSAL 1: ELECT FOUR (4) DIRECTORS

The board has nominated four (4) directors for election at the annual meeting to serve until the next meeting of Stockholders, or until their successors are elected and qualified.

If any of the nominees should become unavailable, your shares will be voted for a board-approved substitute, or the board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the board may fill the vacancy until the next annual meeting.

Nominees

The nominees’ names and certain information about each of them are set forth below.

Name	Age	Position
Stewart York(1)	38	Chief Executive Officer and Director
Charles Wernicke(1)	39	Chief Technology Officer and Director
William Parsons(1)	58	Director
Dwight Day(1)	42	Director

(1)	Member of the Audit Committee, the Executive Compensation Committee or Restricted Stock Plan Distribution Committee of the Board of Directors.

Stewart York has served as the Chief Executive Officer of the Company since February 1, 2006. From February 2005 to December 2005, Mr. York was self-employed as an IT consultant. From January 2001 to February 2005, Mr. York was the director of information technology for MicroMo Electronics, Inc., a motor and gear head manufacturer. Mr. York was self-employed as the publisher of a weekly magazine from June 2002 to January 2003. From April 2001 to June 2002, Mr. York was the production systems manager for Tecstar Electronics, Inc., an airplane parts manufacturer. Mr. York was the Vice President of Operation for Andco Industries, Inc. an architectural signage company from May 1995 to April 2001. Mr. York received a Bachelor of Science degree at the University of Rio Grande and a Bachelor of Arts from University of North Carolina.

Charles Wernicke has served as the Chief Technology Officer and Director of the Company beginning in February 2006. Mr. Wernicke has been the President of Emergency Computer Services, Inc., a computer service company since January 1993 and was the Chief Technology Officer of Delta Insights, LLC from June 2004 to January 2006. Mr. Wernicke attended Manatee Community College.

William Parsons has served as a Director of the Company since August 2004. Mr. Parsons was a Partner with Arthur Anderson from 1992-2002. Mr. Parsons is currently an Executive Vice President and Partner with SENN-Delaney Leadership, where he has been since 2002. In addition, Mr. Parsons is the general partner of Parsons Partners. Mr. Parsons received his Bachelor of Science degree at Clarkson University and his Masters in Business Administration from UCLA.

Dwight Day — Mr. Day has served as a Director of the Company since August 13, 2003. Mr. Day has served as a Director of BAC International since 2002. Mr. Day has served as Vice President of Mechanical Associates, Inc. from 2001 to 2004 and HVAC Contractors Supply since 1994. Additionally, Mr. Day has been President of KMA Mechanical from 1991 to the present.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR”

THE ELECTION OF THE FOUR (4) NOMINEES FOR DIRECTOR.

PROPOSAL 2: RATIFY SELECTION OF INDEPENDENT AUDITORS FOR 2006

We are asking you to ratify the Board’s selection of Tedder, James, Worden & Associates, P.A., certified public accountants, as independent auditors for 2006. The Audit Committee recommended the selection of Tedder, James to the Board of Directors. Tedder, James has served as the independent auditors of the Company since March 31, 2003.

A representative of Tedder, James, Worden & Associates, P.A. will attend the annual meeting with the opportunity to make a statement if he or she desires to do so, and shall be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION

OF THE SELECTION OF TEDDER, JAMES, WORDEN & ASSOCIATES, P.A.

AS INDEPENDENT AUDITORS FOR 2006.

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s internal controls and financial statements and the audit process. The Company does not have an audit committee charter. The audit committee members consist of Steven Weldon, Dwight Day, and William Parsons.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, Tedder, James, Worden & Associates, P.A., certified public accountants, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees, as currently in effect, and has discussed with the auditors the auditors’ independence.

Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee with regard to its oversight functions referred to below, the Committee recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that Tedder, James, Worden & Associates, P.A., certified public accountants, is in fact independent.

Respectfully submitted,
THE AUDIT COMMITTEE

Steven Weldon
Dwight Day
Bill Parsons

Independent Auditor Fees

The Company’s board of directors reviews and approves audit and permissible non-audit services performed by its independent accountants, as well as the fees charged for such services. In its review of non-audit service fees and its appointment of Tedder, James Worden & Associates, P.A. as the Company’s independent accountants, the board of directors considered whether the provision of such services is compatible with maintaining independence. All of the services provided and fees charged by Tedder, James Worden & Associates, P.A. in 2004 were approved by the board of directors. The following table presents fees for audit services rendered by Tedder, James, Worden & Associates, P.A. for the audit of the Company’s annual financial statements for the years ended December 31, 2005 and December 31, 2004 and fees billed for other services rendered by Tedder, James, Worden & Associates, P.A. during those periods.

	Fiscal 2005	Fiscal 2004
Audit Fees(1)	$48,679	$46,500
Audit-Related Fees(2)	-0-	-0-
Tax Fees(3)	7,500	8,123

Subtotal	$56,179	$54,623
All other Fees(4)	-0-	-0-
Total	$56,179	$54,623

(1)	Audit Fees – Audit fees billed to the Company by Tedder, James, Worden & Associates, P.A. for auditing the Company’s annual financial statements and reviewing the financial statements included in the Company’s Quarterly Reports on Form 10-QSB.

(2)	Audit-Related Fees – There were no other fees billed by during the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under “Audit Fees” above.

(3)	Tax Fees – Tax fees billed to the Company by Tedder, James, Worden & Associates, P.A. include the preparation of all state and federal returns for 2004. The Company anticipates billings by Tedder, James, Worden & Associates, P.A. for the preparation of all state and federal returns for 2005 to be approximately $7,500.

(4)	All Other Fees – There were no other fees billed by during the last two fiscal years for products and services provided.

Pre-approval of Audit and Non-Audit Services of Independent Auditor

The Board of Director’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to 12 months from the date of pre-approval and any pre-approval is detailed as to the particular service or category of services. The Board of Directors may delegate pre-approval authority to one or more of its members when expedition of services is necessary. The Board of Directors has determined that the provision of non-audit services by Tedder, James, Worden & Associates, P.A. is compatible with maintaining its independence.

PROPOSAL 3: APPROVE THE NAME CHANGE TO INVERTED PARADIGMS CORPORATION

Based on the recent acquisition of the Silent SwordTM software, we believe it has become appropriate to change the name of the Company to better reflect our focus on technology businesses. We believe that “Inverted Paradigms Corporation” provides a more appropriate name for a technology company currently developing opportunities in software and online retailing.

To effectuate the name change to Inverted Paradigms Corporation, the Company must amend the Certificate of Incorporation of the Company and file an amendment with the Secretary of State of the State of Delaware. On March 17, 2006, the Board of Directors adopted a Certificate of Amendment to the Certificate of Incorporation of LiquidGolf, the full text of which is attached hereto as Annex A, and recommended that it be submitted to our stockholders for their approval at the 2004 annual meeting.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR”

APPROVAL OF THE NAME CHANGE TO INVERTED PARADIGMS CORPORATION

PROPOSAL 4: APPROVE THE 2006 RESTRICTED STOCK PLAN

Background and Purpose

On March 21, 2006, the Board of Directors adopted the Horizon Holding Corporation 2006 Restricted Stock Plan (the “2006 Plan”) and recommended that it be submitted to our stockholders for their approval at the Annual Meeting. Upon approval of the 2006 Plan the 2003 Restricted Stock Plan will terminate and no further grants will be made from that plan. As a result, the 2006 Plan will be the only plan available for future grants to employees, directors and consultants. The terms of the 2006 Plan provide for grants of restricted stock awards (collectively, “Awards”). The purpose of the 2006 Plan is to provide a means through which the Company and its subsidiaries may attract key personnel (collectively, the “Participants”) to enter into and remain in the employ of the Company and its subsidiaries, as well as to provide a means whereby those key persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of the Company and promoting the mutuality of interests between Participants and the Company’s stockholders.

The effective date of the 2006 Plan is the date of the Annual Meeting (the “Effective Date”).

The following is a summary of certain principal features of the 2006 Plan. This summary is qualified in its entirety by reference to the complete text of the 2006 Plan. Stockholders are urged to read the actual text of the 2006 Plan in its entirety, the full text of which is set forth in Annex A.

Shares Available for Awards

Under the 2006 Plan, the total number of shares of common stock that may be subject to the granting of Awards under the 2006 Plan during the term of the Plan shall be equal to 6,000,000 shares, plus the number of shares with respect to which Awards previously granted thereunder that are forfeited or cancelled or terminated.

The Board of Directors is authorized to adjust the limitations described in the preceding paragraph and is authorized to adjust outstanding Awards in the event that a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants.

Eligibility

The persons eligible to receive Awards under the 2006 Plan are the officers, directors, employees and independent contractors of the Company and its related entities. An employee on leave of absence may be considered as still in the employ of the Company or a related entity for purposes of eligibility for participation in the 2006 Plan.

Administration

The 2006 Plan is to be administered by a committee designated by the Board of Directors (the “Committee”), or if no Committee is so designated, then the Board of Directors shall administer 2006 Plan. Subject to the terms of the 2006 Plan, the Committee or the Board is authorized to select eligible persons to receive Awards, determine the number of Awards to be granted and the number of shares of common stock to which Awards will relate, specify times at which Awards will be vested, set other terms and conditions of Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 2006 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2006 Plan.

General Terms of Awards

The Committee or the Board is authorized to grant restricted stock awards. Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the Committee or the Board. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Committee or the Board.

The Committee or the Board may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of common stock or other property to be distributed will be withheld (or previously acquired shares of common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2006 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee or the Board may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

Awards under the 2006 Plan, are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant. The Committee or the Board may, however, grant Awards in exchange for other Awards under the 2006 Plan, awards under other Company plans, or other rights to payment from the Company.

The Committee or the Board may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and if so provided in the Award agreement, vesting shall occur automatically in the case of a “change in control” of the Company, as defined in the 2006 Plan. For purposes of the 2006 Plan, the term “change in control” generally means (a) approval by stockholders of any reorganization, merger or consolidation or other transaction or series of transactions if persons who were stockholders immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company’s then outstanding, voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless the reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned), or (b) a change in the composition of the Board such that the persons constituting the Board on the date the Award is granted (the “Incumbent Board”), and subsequent directors approved by the Incumbent Board (or approved by such subsequent directors), cease to constitute at least a majority of the Board, or (c) the acquisition by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company’s common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a “Controlling Interest”) excluding, for this purpose, any acquisitions by (1) the Company or its subsidiaries, (2) any person, entity or “group” that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its subsidiaries.

Amendment and Termination

The Board of Directors may amend, alter, suspend, discontinue or terminate the 2006 Plan, or the Committee’s authority to grant Awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2006 Plan, which might increase the cost of the 2006 Plan or alter the eligibility of persons to receive Awards. Unless earlier terminated by the Board, the 2006 Plan will terminate on the tenth anniversary of the Effective Date, or if earlier, at such time as no shares of common stock remain available for issuance under the 2006 Plan and the Company has no further rights or obligations with respect to outstanding Awards under the 2006 Plan.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR”

APPROVAL OF THE 2006 RESTRICTED STOCK PLAN

* * * * *

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITH FINANCIAL STATEMENTS AND THE SCHEDULES THERETO BUT WITHOUT ANY OTHER EXHIBITS, WILL BE MAILED TO THE STOCKHOLDERS OF THE COMPANY UPON REQUEST AND WITHOUT CHARGE.

For Further information on obtaining the 2005 Annual Report, see “How Can I Obtain an Annual Report on Form 10-KSB,” above at page 3.

* * * * *

OTHER MATTERS

Management does not know of any matters to be presented for action at the meeting other than the election of directors, the ratification of the independent auditors, and the approval of the name change, as further described in the Notice of Annual Meeting of Stockholders. However, if any other matters come before the annual meeting, it is intended that the holders of the proxies will vote thereon in their discretion.

INFORMATION ABOUT STOCKHOLDER PROPOSALS

Any stockholder who desires to present a proposal qualified for inclusion in our proxy materials relating to our 2007 annual meeting must forward the proposal to the Secretary at the address set forth below in time to arrive at our offices no later than December 15, 2006. This December 1, 2006 deadline will change in accordance with the rules and regulations promulgated by the Securities and Exchange Commission if the date of the 2007 annual meeting is 30 calendar days earlier or later than April 28, 2007. Stockholder proposals to be considered at the 2007 annual meeting but not to be included in the proxy statement for that meeting will be considered untimely after February 28, 2007. The notice provided by the stockholders must contain:

A complete and accurate description of the proposal;

•	a statement that the stockholder (or the stockholder’s legal representative) intends to attend the meeting and present the proposal and that the stockholder intends to hold the record of securities entitled to vote at the meeting through the meeting date;

•	the stockholder’s name and address and the number of shares of our voting securities that the stockholder holds of record and beneficially as of the notice date; and

•	a complete and accurate description of any material interest of such stockholder in such proposal.

All stockholder proposals are subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended (regardless of whether included in the proxy materials), and applicable Delaware law.

Our Bylaws do not provide separate or additional procedures for stockholders to nominate directors or to bring business before the stockholders.

If you wish to submit a stockholder proposal for the 2007 annual meeting of Stockholders or if you would like a copy of our Bylaws (without charge), please write to Horizon Holding Corporation at 1800 2nd Street, Suite 735, Sarasota, Fl 34236

By order of the Board of Directors

/s/ Stewart York
Chief Executive Officer

                , 2006

Annex A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

HORIZON HOLDING CORPORATION

HORIZON HOLDING CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1. The name of the Corporation is: INVERTED PARADIGMS CORPORATION.

2. On March 17, 2006 the Board of Directors of the Corporation adopted a resolution proposing and declaring it advisable to amend the Corporation’s Certificate of Incorporation to provide for a change in the Corporation’s name, thereby replacing Article I in its entirety with the following:

“ARTICLE I

The name of the Corporation is INVERTED PARADIGMS CORPORATION, a Delaware corporation (the “Corporation”).”

3. The amendment to the Certificate of Incorporation set forth herein and certified has been duly adopted by a written action of the Board of Directors and by a majority of the stockholders of the Corporation in accordance with the provisions of Sections 141, and 242 of the General Corporation Law of the State of Delaware.

The foregoing instrument has been executed this 17th day of March, 2006.

Horizon Holding Corporation

By:	Stewart York
President

Annex B

HORIZON HOLDING CORP.

2006 RESTRICTED STOCK PLAN

1.	Purpose. The purpose of the HORIZON HOLDING CORP. 2006 RESTRICTED STOCK PLAN (the “Plan”) is to advance the interest of HORIZON HOLDING CORP., a Delaware corporation (the “Company”) and Related Entities by providing an additional incentive to attract, retain and motivate qualified and competent Employees, Directors and Consultants upon whose efforts and judgment the success of the Company and its Related Entities are largely dependent, through the encouragement of stock ownership in the Company by such persons.

2.	Definitions. As used herein, the following terms shall have the meaning indicated:

(a)	“Board” shall mean the Board of Directors of the Company.

(b)	“Cause” shall, with respect to any Recipient, have the equivalent meaning (or the same meaning as “cause” or “for cause”) set forth in any employment agreement between the Recipient and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean

i.	the failure by the Recipient to perform his or her duties as assigned by the Company (or a Related Entity) in a reasonable manner,

ii.	any violation or breach by the Recipient of his or her employment agreement with the Company (or a Related Entity), if any,

iii.	any violation or breach by the Recipient of his or her non-competition and/or non-disclosure agreement with the Company (or a Related Entity), if any,

iv.	any act by the Recipient of dishonesty or bad faith with respect to the Company (or a Related Entity),

v.	chronic addiction to alcohol, drugs or other similar substances affecting the Recipient’s work performance, or

vi.	the commission by the Recipient of any act, misdemeanor, or crime reflecting unfavorably upon the Recipient or the Company or a Related Entity. The good faith determination by the Committee of whether the Recipient’s employment was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(c)	“Change in Control” shall mean:

i.	Approval by the stockholders of the Company of

x.	a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company’s then outstanding voting securities in substantially the same proportions as their ownership immediately prior to such reorganization, or

y.	a liquidation or dissolution of the Company, or

z.	the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); OR

ii.

Individuals who, as of the Effective Date of this Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Effective Date of this Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; OR

iii.	the acquisition (other than from the Company) by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company’s Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a “Controlling Interest”) excluding, for this purpose, any acquisitions by

x.	the Company,

y.	any person, entity or “group” that as of the Date of Grant owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or

z.	any employee benefit plan of the Company.

(d)	“Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)	“Committee” shall mean the committee described in Section 11(a) hereof.

(f)	“Common Stock” shall mean the Company’s Common Stock, par value $.001 per share.

(g)	“Company” shall mean Horizon Holding Corp., a Delaware Corporation, and its successors or assignees.

(h)	“Consultant” shall mean any person (other than an Employee or a Director, solely with respect to such person’s capacity or services as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(i)	“Continuous Service” shall mean the continuous service to the Company or a Related Entity, without interruption, of Recipient, in the Recipient’s capacity as an Employee, Director and/or a Consultant of the Company. Continuous Service shall not be considered interrupted (or to have ceased or terminated) in the case of

i.	any approved leave of absence,

ii.	transfers among the Company, any Related Entity, or any successor thereto, so long as Recipient continues in his capacity as an Employee, Director or Consultant thereof, or

iii.	any change in status (e.g., from Employee to Director, from Employee to Consultant, etc.), if and so long as

x.	the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided herein), and

y.	which change in status is approved in writing by the Company in its sole discretion (with an express acknowledgement that such change in status continues, and does not cease or terminate, “Continuous Service” for purposes of this Agreement). An approved leave of absence shall include sick leave, military leave or any other authorized personal leave approved by the Company in writing.

(j)	“Date of Grant” shall mean the date on which the Committee grants to the Recipient shares of Restricted Stock pursuant to this Plan, as set forth in the applicable Restricted Stock Agreement.

(k)	“Director” shall mean a member of the Board or the board of directors of any Related Entity.

(l)	“Disability” shall mean the Recipient’s inability to perform his or her duties for the Company for one hundred eighty (180) days in any twelve (12) month period as a result of mental or physical incapacity, illness or disability.

(m)	“Effective Date” shall mean the date on which the Company’s stockholders approve the Plan at a meeting to be held on April 28, 2006.

(n)	“Employee” shall mean any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a Director’s normal compensation and fee (as applicable to all Directors) by the Company or a Related Entity shall not be sufficient to constitute “employment” by, or to cause such person to be an “Employee” of, the Company.

(o)	“Officer” shall mean the Company’s Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Company, any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. As used in this paragraph, the phrase “policy-making function” does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-K (17 C.F.R. § 229.401(b)) the Company identifies a person as an “executive officer,” the person so identified shall be deemed an “Officer” even though such person may not otherwise be an “Officer” pursuant to the foregoing provisions of this paragraph.

(p)	“Parent” shall mean any corporation (other than the Company), whether now or hereafter existing,

i.	which owns capital stock possessing 50% or more of the total combined voting power of all classes of capital stock of the Company, and/or

ii.	in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of capital stock in one of the other corporations in the chain.

(q)	“Plan” shall mean this Horizon Holding Corp. 2006 Restricted Stock Plan.

(r)	“Recipient” shall mean any Employee, Director or Consultant who is awarded a grant of Shares pursuant to this Plan, or any individual who succeeds to the rights hereunder of such Employee, Director or Consultant in accordance with this Plan and any applicable Restricted Stock Agreement.

(s)	“Related Entity” shall mean any Parent or Subsidiary, and any business, corporation, partnership, limited liability company, trust or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(t)	“Restricted Stock” shall mean Shares issued pursuant to this Plan.

(u)	“Restricted Stock Agreement” shall mean the agreement entered into between the Company and a Recipient, pursuant to Section 4(b) hereof, which agreement evidences the award of Shares pursuant to the Plan and which sets forth certain terms, provisions, conditions and restrictions relating to the grant of Shares hereunder and thereunder.

(v)	“Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(w)	“Securities Act” means the Securities Act of 1933, as amended.

(x)	“Share” shall mean a share of common stock of the Company.

(y)	“Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(z)	“Transfer” shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment.

(aa)	“Vested Shares” shall mean the portion of the Restricted Stock granted pursuant to the Plan in which the Recipient is vested pursuant to Section 5(a) hereof and the Restricted Stock Agreement pursuant to which the Restricted Stock was granted (and any stock dividends declared with respect thereto).

(bb)	“Voting Agreement” shall mean those voting agreements and voting trusts that the Committee may require the Recipient to enter into as a condition to the issuance of Shares under this Plan pursuant to subsection 6(b)(iii) hereof.

3.	Available Shares of Restricted Stock. The Committee may from time to time grant to one or more Recipients up to an aggregate of Six Million (6,000,000) shares of restricted common stock from the Company’s authorized and unissued Shares (collectively the “Restricted Stock”). If any Shares of Restricted Stock granted under the Plan are forfeited or surrendered, such forfeited or surrendered Shares shall be available for future grants by the Committee under this Plan.

4.	Conditions for Grant of Restricted Stock.

(a)	Each grant of shares of Restricted Stock shall be evidenced by a Restricted Stock Agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Recipients shall be those persons selected by the Committee from the class of all regular Employees, Directors and Consultants of the Company.

(b)	In granting shares of Restricted Stock, the Committee shall take into consideration the contribution the Recipient has made to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may from time to time in granting shares of Restricted Stock under the Plan prescribe such other terms and conditions concerning such shares as it deems appropriate, including, without limitation,

i.	the amount, if any, to be paid by the Recipient for the Restricted Stock,

ii.	the date or dates on which the Restricted Stock becomes vested, and

iii.	the events upon which the Recipient may be deemed to have forfeited his right, title or interest, if any, in the Shares, provided that such terms and conditions are not more favorable to a Recipient than those expressly permitted herein.

(c)	The shares of Restricted Stock granted to a Recipient under this Plan shall be in addition to his or her regular salary, pension, life insurance or other benefits related to the Recipient’s employment with the Company. Neither the Plan nor any Restricted Stock grant under the Plan shall confer upon any person any right to employment or service, or continuance of employment or service with the Company.

5.	Vesting of Restricted Shares.

(a)	The shares of Restricted Stock granted to a Recipient pursuant to this Plan shall vest and thus become Vested Shares at such times and in such a manner as determined by the Committee at the time of the grant, and as set forth in the Restricted Stock Agreement to be entered into by and between the Company and the Recipient.

(b)	The Committee shall be authorized to accelerate the vesting of any Restricted Stock under this Plan or the Restricted Stock Agreement, at such times and upon such terms and conditions as the Committee shall deem advisable.

6.	Issuance of Restricted Shares

(a)	Upon the execution and delivery of a Restricted Stock Agreement, the Company shall be deemed to have issued and delivered to the Recipient, and the Recipient party thereto shall be deemed to have received, the number of Shares specified under such Restricted Stock Agreement, which shares shall have all such rights, benefits and entitlements, and be subject to all terms, provisions, conditions and restrictions, as are provided for pursuant to such Restricted Stock Agreement and this Plan.

(b)	As a condition to any issuance of Shares pursuant to this Plan, the Committee may require such agreements or undertakings as the Committee may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

i.	a representation and warranty by the Recipient to the Company, at the Date of Grant, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares;

ii.	a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Committee, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee to be applicable to the issuance and transfer of such Shares; and

iii.	a representation, warranty and/or agreement to be bound by any other agreement to be entered into with respect to such Shares that are, in the opinion of the Committee, deemed to be necessary or appropriate, including, without limitation, a Voting Agreement and/or a stockholders agreement.

7.	Rights as to Shares.

(a)	A Recipient to whom Shares of Restricted Stock have been granted under this Plan shall have all the rights of a holder of common stock of the Company with respect to the Shares awarded hereunder (regardless of the extent to which such Shares are vested), including, without limitation,

i.	the right to receive dividends with respect to such Shares,

ii.	the right to vote such Shares, and

iii.	the rights available to all holders of Shares of the Company upon any merger, consolidation, reorganization, liquidation or dissolution, stock split-up, stock dividend or recapitalization undertaken by the Company; provided, however, that all of such rights shall be subject to the terms, provisions, conditions and restrictions set forth in

x.	this Plan;

y.	the applicable Restricted Stock Agreement, and

z.	any other applicable agreement including, without limitation, a Voting Agreement and/or a stockholders agreement. Any shares issued to the Recipient as a dividend with respect to Restricted Stock shall have the same status and bear the same legend as the Restricted Stock and shall be held by the Company, if the Restricted Stock is being so held unless otherwise determined by the Committee.

(b)	Notwithstanding any other term or provision hereof, once the Shares of Restricted Stock granted to a Recipient hereunder have become vested in accordance with the terms of this Plan (and the applicable Restricted Stock Agreement), the holder of such Vested Shares shall have all the rights and privileges of a holder of shares of Common Stock of the Company (not otherwise granted in Section 7(a) of this Plan), and such Vested Shares shall no longer be subject to or bound or governed by this Plan (or the applicable Restricted Stock Agreement). The Vested Shares, however, may still be subject to the terms and conditions of an applicable agreement such as a Voting Agreement or stockholders agreement.

(c)	Notwithstanding any term or provision of this Plan to the contrary, the existence of this Plan, or of any outstanding Shares awarded hereunder, shall not affect in any manner the right, power or authority of the Company to make, authorize or consummate:

i.	any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business;

ii.	any merger, share exchange or consolidation by or of the Company;

iii.	any issue by the Company of debt securities, or preferred or preference stock, that would rank prior to or on parity with the Shares;

iv.	the dissolution or liquidation of the Company;

v.	any sale, transfer or assignment of all or any part of the stock, assets or business of the Company; or

vi.	any other corporate transaction, act or proceeding (whether of a similar character or otherwise).

8.	Transferability. Unless otherwise provided in the Restricted Stock Agreement, the Shares are not transferable otherwise than by will or the laws of descent and distribution. Each and every stock certificate representing Shares issued to a Recipient shall bear such restrictive legends as are necessary or appropriate to reflect restrictions on transferability or to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares, together with such other legend(s) as the Committee shall in its sole discretion deem appropriate. The Company is under no obligation to register the Shares under applicable federal or state securities laws (the “Securities Laws”); before a Recipient may transfer any Shares which become Vested Shares hereunder such Shares must be either registered, or exempt from registration, under such laws.

9.	Restrictions.

(a)	The Shares granted to the Recipient pursuant to this Plan shall not be subject to a Transfer without complying with the terms, provisions and conditions of the Plan and the applicable Restricted Stock Agreement for such period of time as determined by the Committee and set forth in the Restricted Stock Agreement. Any Transfer or attempted Transfer not in compliance with this subsection 9(a), or any other applicable provision or restriction of this Plan, such Restricted Stock Agreement shall be null, void and of no effect, and shall not be effected upon the stock transfer records of the Company.

(b)	Each Recipient shall be required, as a condition to the grant of Shares pursuant to this Plan, to acknowledge and agree that the Committee may, if it chooses in its sole and absolute discretion, permit the Transfer of the Shares out of such Recipient’s name, which Transfer may be conditioned upon any condition(s) the Committee may deem to impose, but only when such request for transfer is accompanied by an opinion, satisfactory to the Company, of counsel to the effect that the proposed transfer

i.	is being effected in accordance with, and does not violate, an applicable exemption from registration under the Securities Laws, and

ii.	does not violate or conflict with any term or provision of this Plan or the applicable Restricted Stock Agreement.

(c)	Each Recipient must agree to indemnify and hold harmless the Company and its directors, officers, employees, agents and controlling stockholders, and their respective heirs, representatives, administrators, successors and assigns, from, against and in respect of any and all liabilities, claims, causes, damages, deficiencies, costs, expenses or losses arising out of or resulting from

i.	any transfer of Shares by him in violation of any Securities Laws, or

ii.	any breach by such Recipient of any representation, warranty, covenant or agreement contained in this Plan or in the applicable Restricted Stock Agreement.

10.	Adjustment of Shares. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Plan and any Restricted Stock Agreement, and the aggregate number of shares which have been authorized for award and issuance hereunder and under any Restricted Stock Agreement, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock dividend or through any recapitalization, reclassification, stock split-up, combination or Company exchange of shares (other than any such exchange or issuance of Shares through which capital stock is issued to effect an acquisition of another business or entity). Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to this Plan.

11.	Administration of the Plan.

(a)	The Plan shall be administered by the Compensation Committee of the Board of the Company (the “Committee”) consisting of such number of members appointed from time to time by the Board, or if no Committee is appointed, then the Plan shall be administered by the Board, which shall then be deemed the “Committee” for purposes of this Plan.

(b)	Subject to the limitations of Section 12 hereof, the Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations by the Committee, and the interpretation and construction of any provision of the Plan or any Restricted Stock Agreement by the Committee, shall be final and conclusive.

(c)	Any and all decisions or determinations of the Committee shall be made either

i.	by a majority vote of the members of the Committee at a meeting or

ii.	without a meeting by the unanimous written approval of the members of the Committee.

12.	Interpretation.

(a)

At any time that any shares of the Common Stock of the Company shall be registered under Section 12 of the Securities Exchange Act, it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act (“Rule 16b-3”), and any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

(b)	If any provision of this Plan should be held invalid, illegal or unenforceable for any reason, such determination shall not affect the remaining provisions hereof, but instead this Plan shall be construed and enforced as if such provision had never been included in this Plan.

(c)	This Plan shall be governed by and construed in accordance with the laws of the State of Florida.

(d)	Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

(e)	Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

(f)	Inasmuch as the Shares may not be readily purchased or sold in the open market and the Company and the Recipients desire to impose significant restrictions on the transfer of such Shares, irreparable damage will result in the event that the restrictions set forth in this Plan or in any Restricted Stock Agreement are not specifically enforced and, therefore, any damages available at law for a breach of the restrictions set forth in this Plan would not be an adequate remedy. Therefore, the terms, provisions, conditions and restrictions of this Plan (and the applicable Restricted Stock Agreement) and the obligations of the Company and the Recipient hereunder (and thereunder) shall be enforceable in a court of equity, or other tribunal having jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and awarded in connection therewith and the parties further agree that no bond of the Company shall be required in connection therewith.

13.	No Right to Continued Employment or Engagement. Nothing in this Plan shall confer upon any Recipient, or give rise to any inference regarding, any right to or claim for employment or service, or continued employment or service, or to any rights incident or related to any such employment with or services to the Company; nor shall it interfere in any way with any Recipient’s right to terminate his or her employment or services with the Company or any Related Entity at any time.

14.	Successors/Assignees of Company. Any successor(s) or assignee(s) of the Company shall be obligated to assume any and all obligations of the Company under this Plan and under any Restricted Stock Agreements entered into pursuant to this Plan.

15.	Amendment/Termination of Plan. The Committee, without approval of the Company’s stockholders, may at any time amend the terms or provisions of this Plan or terminate or suspend this Plan; provided, however, that any such amendment, termination or suspension shall not affect any Shares, or the terms or provisions of any grant of Shares (in accordance with the applicable Restricted Stock Agreement), awarded prior to such amendment, termination or suspension; and provided further, that no such amendment shall eliminate the requirement in Section 3 hereof that any Shares of Restricted Stock that are forfeited or surrendered pursuant to the Plan be reallocated among those Recipients who have received prior grants of Restricted Stock under this Plan. No Shares may be awarded while this Plan is suspended or after it is terminated.

16.	Termination Date. The Plan shall terminate on the tenth anniversary of the Effective Date.

PROXY FOR 2006 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 28, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Horizon Holding Corporation (the “Company”) hereby constitutes and appoints Mr. Stewart York as attorney and proxy, with the power to appoint a substitute, and hereby authorizes him to represent and vote, as designated below, all of the shares of common stock of the Company which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held April 28, 2006, or at any and all adjournments or postponements thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting of Stockholders and the Proxy Statement dated April             , 2005.

Proposal 1:	To consider and act upon a proposal to elect four (4) directors to hold office until the next meeting or until their successors are elected and qualified
☐ FOR ELECTION OF ALL NOMINEES (except as shown below)
☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE THROUGH THE NOMINEE’S NAME BELOW:
Stewart York Chuck Wernicke Dwight Day William Parsons

Proposal 2:	To appoint Tedder, James, Worden & Associates, P.A. as independent auditors for 2006.
	☐ FOR APPOINTMENT	☐ AGAINST APPOINTMENT	☐ ABSTAIN

Proposal 3:	To amend the Articles of Incorporation to change the name of the Company to Inverted Paradigms Corporation.
	☐ FOR APPOINTMENT	☐ AGAINST APPOINTMENT	☐ ABSTAIN

Proposal 4:	To approve the 2006 Restricted Stock Plan.
	☐ AUTHORIZED TO VOTE	☐ ABSTAIN

Proposal 5:	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.
	☐ AUTHORIZED TO VOTE	☐ ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED, “FOR” THE INDEPENDENT AUDITORS AND “FOR” THE NAME CHANGE.

SIGNATURE(S): (Please sign exactly as your name appears on the proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or partner, please give full title as such. If a corporation, please sign in full corporate name by president or by other authorized officer. If a partnership, please sign in partnership name by authorized person.)

Date: